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                                                                EXHIBIT 10.21(e)


               SECURITY AGREEMENT (together with any instruments executed and delivered pursuant to Section 7.15, this "Agreement") dated as of March 15, 1999, among PLAYBOY ENTERPRISES, INC. (f/k/a New Playboy, Inc.), a Delaware corporation (the "Company"), PEI HOLDINGS, INC., a Delaware corporation and wholly owned subsidiary of the Company ("PHI"), each other subsidiary of the Company listed on Schedule I hereto or becoming a party hereto pursuant to Section 7.15 (the "Subsidiary Grantors"; and, together with the Company and PHI, the "Grantors") and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

  Reference is made to (a) the Credit Agreement dated as of February 26, 1999, (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Company, PHI, the Lenders (as defined in Article I thereof) and CSFB, as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent") and as issuing bank (in such capacity, the "Issuing Bank") for the Lenders and (b) the Subsidiary Guarantee Agreement dated as of March 15, 1999 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"), among the Subsidiary Guarantors (as defined therein) and the Collateral Agent.

  The Lenders have agreed to make Loans to the Borrower (as defined in the Credit Agreement), and the Issuing Bank has agreed to issue Letters of Credit for the account of the Borrower, in each case pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Grantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make such Loans and of the Issuing Bank to issue such Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure the Obligations.

  Accordingly, the Grantors and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                                   ARTICLE I

                                  Definitions

  SECTION 1.01. Definition of Terms Used Herein. (a) Unless the context otherwise requires, all capitalized terms used herein but not defined herein shall have the meanings set


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forth in the Credit Agreement and all references to the Uniform Commercial Code shall mean the Uniform Commercial Code in effect in the State of New York as of the date hereof.

  (b) As used herein, the following terms shall have the following meanings:

  "Account Debtor" shall mean any person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

  "Accounts" shall mean any and all right, title and interest of any Grantor to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including payments due from Affiliates of the Grantors.

  "Account Rights" shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

  "Collateral" shall mean all (a) Account Rights, (b) Documents, (c) Inventory,
(d) Contract Rights, (e) Equipment, (f) General Intangibles, (g) cash and cash accounts, (h) Intellectual Property, (i) Investment Property and (j) Proceeds; provided that the Collateral shall not include (i) except as set forth in
Section 9-318 of the U.C.C., any agreement or License which can not be pledged or assigned according to its terms, (ii) Investment Property evidenced by a certificate pledged under the Pledge Agreement, (iii) except as set forth in
Section 9-318 of the U.C.C., any agreement or License to the extent that the pledge or assignment of such property requires the consent of any third party unless such third party has consented thereto and (iv) property subject to a Lien permitted by Section 6.02(a), (c) and (k) of the Credit Agreement

  "Commodity Account" shall mean an account maintained by a Commodity Intermediary in which a Commodity Contract is carried for a Commodity Customer.

  "Commodity Contract" shall mean a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

  "Commodity Customer" shall mean a person for whom a Commodity Intermediary carries a Commodity Contract on its books.

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  "Commodity Intermediary" shall mean (a) a person who is registered as a futures commission merchant under the federal commodities laws or (b) a person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.

  "Contract Rights" shall mean the rights of the Grantors to bill and receive payment under any and all contracts, agreements or purchase orders.

  "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

  "Copyrights" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registrations of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office or any similar offices in any other country, including those listed on Schedule II.

  "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

  "Documents" shall mean all instruments, certificates representing shares of capital stock or other securities, files, records, ledger sheets and documents covering or relating to any of the Collateral.

  "Entitlement Holder" shall mean a person identified in the records of a Securities Intermediary as the person having a Security Entitlement against the Securities Intermediary. If a person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the Uniform Commercial Code, such person is the Entitlement Holder.

  "Equipment" shall mean all equipment, furniture and furnishings and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Grantor. The term Equipment shall include Fixtures.

  "Financial Asset" shall mean (a) a Security, (b) an obligation of a person or a share, participation or other interest in a person or in property or an enterprise of a person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another person in a

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Securities Account if the Securities Intermediary has expressly agreed with the other person that the property is to be treated as a Financial Asset under
Article 8 of the Uniform Commercial Code. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a person's claim to it is evidenced, including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

  "Fixtures" shall mean all items of Equipment, whether now owned or hereafter acquired, of any Grantor that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

  "General Intangibles" shall mean all choses in action and causes of action and all other assignable intangible personal property of any Grantor of every kind and nature (other than Account Rights) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, the capital stock, Equity Interests and Rights in uncertificated form set forth on
Schedule VI, corporate or other business records, indemnification claims, contract rights (including (a) rights under leases, whether entered into as lessor or lessee, (b) rights under the Playboy International Agreements, (c) rights under Hedging Agreements, (d) intercompany payment obligations, (e) any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, and all rights of such Grantor under any such agreement, (f) any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, is in existence, and all rights of any Grantor under any such agreement (g) any written agreement, now or hereafter in effect, granting any right to any third party to use any Trademark now or hereafter owned by any Grantor or which such Grantor otherwise has the right to license, and all rights of such Grantor under any such agreement, and (h) other agreements, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Account Rights.

  "Intellectual Property" shall mean all intellectual property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

  "Inventory" shall mean all goods of any Grantor, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Grantor under

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contracts of service or consumed in any Grantor's business, including raw materials, intermediates, work in process, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any Grantor.

  "Investment Property" shall mean all Securities (whether certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of any Grantor, whether now owned or hereafter acquired by any Grantor.

  "License" shall mean any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule III (other than those licenses or license agreements in existence on the date hereof and listed on Schedule III and those licenses or license agreements entered into after the date hereof, in either case which by their terms prohibit (or as to which applicable law prohibits) assignment or a grant of a security interest by such Grantor).

  "Obligations" shall have the meaning assigned to such term in the Credit Agreement.

  "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

  "Patents" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule IV, and
(b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

  "Perfection Certificate" shall mean a certificate substantially in the form of Annex 1 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Company.

  "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral and shall include (a) any claim of any Grantor against any third party for (and the

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right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor or licensed to any Grantor under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed to a Grantor under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed to a Grantor under a Copyright License and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

  "Secured Parties" shall mean (a) the Lenders, (b) the Administrative Agent,
(c) the Collateral Agent, (d) the Issuing Bank, (e) each counterparty to a Hedging Agreement entered into with the Borrower if such counterparty was a Lender at the time the Hedging Agreement was entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Loan Document and (g) the successors and assigns of each of the foregoing.

  "Securities" shall mean any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, (b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests or obligations and (c)(i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by Article 8 of the Uniform Commercial Code (other than as expressly excluded by Section 8-103(c), (e) and (f) of such Article).

  "Securities Account" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the person maintaining the account undertakes to treat the person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

  "Security Entitlements" shall mean the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

  "Security Interest" shall have the meaning assigned to such term in Section 2.01.

  "Securities Intermediary" shall mean (a) a clearing corporation or (b) a person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

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  "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

  "Trademarks" shall mean all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule V,
(b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

  SECTION 1.02. Rules of Interpretation. The rules of interpretation specified in Sections 1.02 and 1.03 of the Credit Agreement shall be applicable to this Agreement.

                                  ARTICLE II

                               Security Interest

  SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations and any extensions, renewals, modifications or refinancings of the Obligations, each Grantor hereby mortgages and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

  SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

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  SECTION 2.03. Licencing Arrangements. Notwithstanding anything in the Loan
Documents to the contrary, the Grantors shall each have the right, without the consent of the Collateral Agent or the Lenders, to enter into bona fide licensing arrangements permitted by Section 6.05 of the Credit Agreement in the ordinary course of their businesses at arm's length with unaffiliated third parties for the use by such third parties of any Collateral consisting of Intellectual Property so long as (a) the Administrative Agent retains the right to collect any sums due the Grantor in accordance with the terms of such arrangements (subject to the right of setoff granted Playboy International under the Playboy International Agreements) and (b) the proceeds of such licensing arrangements are applied in accordance with the Credit Agreement. Copies of the documentation for such arrangements shall be promptly provided by the Grantor or the Company to the Administrative Agent). The Lenders agree that, whether or not the Collateral Agent has foreclosed or exercised any other rights to enforce its Lien on such Collateral, licensees under such licensing arrangements described in the foregoing sentence shall be afforded the use of such Collateral in accordance with the terms of such licensing arrangements for the duration set forth therein.

                                  ARTICLE III

                        Representations and Warranties

  The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

  SECTION 3.01. Title and Authority. Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

  SECTION 3.02. Filings. (a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights or rights in any thereof) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States

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(or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or, upon any amendments to applicable law, the change of any Grantor's name, location, identity or corporate structure, with respect to the filing of financing statements or amendments to filed financing statements.

  (b) Each Grantor represents and warrants that fully executed security agreements in the form hereof and containing a description of all Collateral consisting of Intellectual Property (other than Copyrights, as to which this representation and warranty shall be limited to Copyrights registered on the date hereof in the name of a Grantor which are noted on Schedule II) shall have been received and recorded within three months after the execution of this Agreement with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and within one month after the execution of this Agreement with respect to United States registered Copyrights(1) by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. ss. 261, 15 U.S.C. ss. 1060 or 17 U.S.C. ss. 205 and the regulations thereunder, as applicable, to the extent necessary to protect the validity of and to establish a legal, valid and perfected security interest (to the extent perfectible by filing in the United States Patent and Trademark Office or the United States Copyright Office) in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Collateral consisting of United States Patents and Trademarks and Copyrights noted on Schedule III in which a security interest may be perfected by filing, recording or registration in such offices, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registrations or applications for registration thereof) acquired or registered after the date hereof) for that purpose.

  SECTION 3.03. Validity of Security Interest. The Security Interest constitutes
(a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (c) a security interest that shall be perfected in all United States Collateral (other than Copyrights, as to which this representation and warranty shall be limited to Copyrights registered on the date hereof in the name of a Grantor which are noted on Schedule II) in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States

----------
  (1) Discuss actions to be taken to perfect on film, video and photo libraries. Describe Copyrights as to which no Federal filings will be made.

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Patent and Trademark Office and the United States Copyright Office, as
applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. ss. 261 or 15 U.S.C. ss. 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. ss. 205. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to
Section 6.02 of the Credit Agreement.

  SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to
Section 6.02 of the Credit Agreement. No Grantor has filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

                                  ARTICLE IV

                                   Covenants

  SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility),
(iii) in its identity or corporate structure or (iv) in its Federal Taxpayer Identification Number. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

  (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to

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include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

  SECTION 4.02. Periodic Certification. (a) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.03 of the Credit Agreement, the Company shall deliver to the Collateral Agent a certificate executed by a Financial Officer and the chief legal officer of the Company (i) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.02(a) and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the Security Interest for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period) and (b) each year (i) at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.03 of the Credit Agreement and (ii) within 60 days after the end of the second fiscal quarter, the Company shall deliver to the Collateral Agent a certificate executed by a Financial Officer and the chief legal officer of the Company (x) identifying in the format of
Schedule II, III, IV or V, as applicable, all Copyrights, Licenses, Patents and Trademarks of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent and (y) certifying, as to any such United States Copyrights, Licenses, Patents or Trademarks that have been registered, or for which applications for registration are pending, in the United States Patent and Trademark Office or the United States Copyright Office, that all appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, have been filed in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest (to the extent perfectible by filing in the United States Patent and Trademark Office or the United States Copyright Office) in favor of the Collateral Agent (for the benefit of the Secured Parties) in each United States Copyright, License, Patent and Trademark identified pursuant to clause (x) above and that no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary for that purpose.

  SECTION 4.03. Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the

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                                                                              12


priority thereof against any Lien not expressly permitted pursuant to Section
6.02 of the Credit Agreement.

  SECTION 4.04. Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable to any Grantor under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument in an amount in excess of $100,000, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

  Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent to supplement this Agreement by adding additional schedules hereto to specifically identify any asset or item that may constitute Collateral; provided, however, that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct in all material respects with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

  SECTION 4.05. Inspection and Verification. The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.06 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification during normal business hours upon reasonable advance notice. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

  SECTION 4.06. Taxes; Encumbrances. At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.06 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

  SECTION 4.07. Assignment of Security Interest. If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

  SECTION 4.08. Continuing Obligations of the Grantors. Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

  SECTION 4.09. Use and Disposition of Collateral. None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.02 of the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of the Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business and (b) unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory in excess of $500,000 to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and the Company shall have used reasonable best efforts to cause such warehouseman, bailee, agent or processor to agree in writing to hold the Inventory subject to the Security Interest and the instructions of the Collateral Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

  SECTION 4.10. Limitation on Modification of Accounts. None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any of the Account Rights, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

  SECTION 4.11. Insurance. The Grantors, at their own expense, shall keep or cause to be kept the Inventory and Equipment adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law.

  (b) The Grantors shall: (i) cause all such policies to be endorsed or otherwise amended to include a "standard" or "New York" lender's loss payable endorsement, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, which endorsement shall provide that, from and after the Closing Date, if the insurance carrier shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Company or any Loan Party under such policies directly to the Collateral Agent; (ii) deliver original or certified copies of all such policies or certificates of insurance for the same to the Collateral Agent; (iii) cause each such policy to provide that it shall not be canceled, modified or not renewed except (x) by reason of nonpayment of premium upon not less than 10 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent (giving the Administrative Agent and the Collateral Agent the right to cure defaults in the payment of premiums) or (y) for any other reason upon not less than 30 days' prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent; and (iv) deliver to the Administrative Agent and the Collateral Agent, prior to the cancelation, material modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral

Agent) together with evidence satisfactory to the Administrative Agent and the Collateral Agent of payment of the premium therefor.

  (c) The Grantors shall notify the Administrative Agent and the Collateral Agent immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this
Section 4.11 is taken out by the Company; and promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies or certificates of insurance of the same.

  (d) In connection with the covenants set forth in this Section 4.11, it is understood and agreed that:

     (i) none of the Administrative Agent, the Lenders, the Issuing Bank, or their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 4.11, it being understood that (A) the Company and the other Loan Parties shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Administrative Agent, the Collateral Agent, the Lenders, the Issuing Bank or their agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then the Company hereby agrees, to the extent permitted by law, to waive its right of recovery, if any, against the Administrative Agent, the Collateral Agent, the Lenders, the Issuing Bank and their agents and employees; and

     (ii) the designation of any form, type or amount of insurance coverage by the Administrative Agent, the Collateral Agent or the Required Lenders under this Section 4.11 shall in no event be deemed a representation, warranty or advice by the Administrative Agent, the Collateral Agent or the Lenders that such insurance is adequate for the purposes of the business of the Company and the Subsidiaries or the protection of their properties and the Administrative Agent, the Collateral Agent and the Required Lenders shall have the right from time to time to require the Company and the other Loan Parties to keep other insurance in such form and amount as the Administrative Agent, the Collateral Agent or the Required Lenders may reasonably request, provided that such insurance shall be obtainable on commercially reasonable terms.

  (e) Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this
Section 4.11, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

  SECTION 4.12. Legend. Each Grantor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, its books, records and documents evidencing or pertaining to Account Rights with an appropriate reference to the fact that such Account Rights have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

  SECTION 4.13. Covenants Regarding Patent, Trademark and Copyright Collateral.
(a) Each Grantor agrees that it will not, nor will it permit any of its licensees (unless (i) it has a purpose in the ordinary course of business to do otherwise or (ii) to do otherwise could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect) to, do any act, or omit to do any act, which would cause any Patents that are, individually or in the aggregate, material to the conduct of such Grantor's business to become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

  (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for all Trademarks that are, individually or in the aggregate, material to the conduct of such Grantor's business, (unless (x) it has a purpose in the ordinary course of business to do otherwise or (y) to do otherwise could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect) (i) maintain such Trademarks in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademarks, (iii) display such Trademarks with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademarks in violation of any third party rights.

  (c) Each Grantor (either itself or through licensees) will, for all works covered by Copyrights that are, individually or in the aggregate, material to the conduct of such Grantor's business (unless (i) it has a purpose in the ordinary course of business to do otherwise or (ii) to do otherwise could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect), continue to publish, reproduce, display, adopt and distribute the works with appropriate copyright notices as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

  (d) Each Grantor shall notify the Collateral Agent immediately if it knows or should be reasonably expected to know that any Patents, Trademarks or Copyrights that are, individually or in the aggregate, material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country other than non-final determinations of such offices or courts) regarding such Grantor's ownership of any such material Patents, Trademarks or Copyrights, its right to register the same, or to keep and maintain the same.

  (e) In the event any Grantor, either itself or through any agent, employee, licensee or designee, files an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, it shall within fifteen business days of such Grantor's receipt of an application number (with respect to Patent and Trademark applications) or registration numbers (with respect to Copyright applications) execute, deliver and file in such office or agency any and all agreements, instruments, documents and papers as shall be required or as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and shall provide evidence of all such filings to the Collateral Agent at the time of providing the Collateral Agent with the next Certificate pursuant to
Section 4.02(b) hereof. Each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file all instruments and documents that it shall deem necessary or advisable for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

  (f) Each Grantor will take all necessary steps it deems appropriate under the circumstances that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof (unless (i) it has a purpose in the ordinary course of business to do otherwise or (ii) to do otherwise could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect), to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to use its reasonable best efforts to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

  (g) In the event that any Grantor has reason to believe that any Collateral consisting of Patents, Trademarks or Copyrights that are, individually or in the aggregate, material to the conduct of any Grantor's business have been or are about to be infringed, misappropriated or, in the case of any material Trademark, diluted by a third party, such Grantor (unless (i) it has a purpose in the ordinary course of business to do otherwise or (ii) to do otherwise could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect) promptly shall notify the Collateral Agent and shall, if consistent with the Grantor's good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral. Such Grantor may discontinue or settle any such suit or other action if the Grantor deems such discontinuance or settlement to be appropriate in its reasonable business judgment.

  (h) Upon and during the continuance of an Event of Default, each Grantor shall, at the request of the Collateral Agent, use its reasonable best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

                                   ARTICLE V

                               Power of Attorney

  Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Collateral Agent shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Account Rights to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

                                  ARTICLE VI

                                   Remedies

  SECTION 6.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, exercise any Pledgor's right to bill and receive payment for completed work, and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing any Collateral which constitutes a "security" under applicable securities law for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

  The Collateral Agent shall give the Grantors 10 days' written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any

Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

  SECTION 6.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

     FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

     SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

     THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

  SECTION 6.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sub-license or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                                  ARTICLE VII

                                 Miscellaneous

  SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in
Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it at its address or telecopy number set forth on Schedule I, with a copy to the Company.

  SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement.

  SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such

Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

  SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter this Agreement shall be binding upon such Grantor and the Collateral Agent and their respective successors and assigns and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

  SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

  SECTION 7.06. Collateral Agent's Fees and Expenses; Indemnification. (a) Each Grantor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Collateral Agent for any audits conducted by it or on its behalf with respect to the Account Rights or Inventory), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

  (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or willful misconduct of any Indemnitee.

  (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.07 of the Credit Agreement.

  SECTION 7.07. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

  SECTION 7.08. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Issuing Bank, the Administrative Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply and by the Collateral Agent with any consent required under the Credit Agreement.

  SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF

ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.

  SECTION 7.10. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

  SECTION 7.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

  SECTION 7.12. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

  SECTION 7.13. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent, the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Grantor or its properties in the courts of any jurisdiction.

  (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

  SECTION 7.14. Termination. This Agreement and the Security Interest shall terminate when (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on all Loans, (ii) each payment required to be made under the Credit Agreement in respect of any Letter of Credit, and (iii) all other obligations then due and owing, have in each case been indefeasibly paid in full, the Lenders have no further commitment to lend, the L/C Exposure has been reduced to zero and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Grantors, at the Grantors' expense, all Uniform Commercial Code termination statements, terminations and reassignments for mortgages and assignments of copyrights, patents and trademarks, and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Collateral Agent. The Collateral Agent is hereby expressly authorized to, and upon request of the Company shall, release the Security Interest in any Collateral in the event that such Collateral, or all the capital stock of the Grantor owning such Collateral, shall be sold, transferred or otherwise disposed of to a person that is not an Affiliate of the Borrower in a transaction permitted by Section 6.05 of the Credit Agreement, and to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, in each case as contemplated by and in accordance with the provisions of the Credit Agreement and the other Loan Documents.

  SECTION 7.15. Additional Grantors. Pursuant to Section 5.09 of the Credit Agreement, each Subsidiary (other than any Foreign Subsidiary) that was not in existence on the date of the Credit Agreement is required to enter into the Security Agreement as a Grantor upon becoming such a Subsidiary. Upon execution and delivery by the Collateral Agent and such a Subsidiary of a Supplement in the form of Annex 2 hereto, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                   PLAYBOY ENTERPRISES, INC. (f/k/a New
                   Playboy, Inc.),

                    by
                     --------------------------------
                     Name:
                     Title:


                   PEI HOLDINGS, INC.,

                    by
                     --------------------------------
                     Name:
                     Title:


                   EACH OF THE SUBSIDIARIES LISTED ON
                   SCHEDULE I HERETO,

                    by
                     --------------------------------
                     Name:
                     Title:


                   CREDIT SUISSE FIRST BOSTON, as
                   Collateral Agent,

                    by
                     --------------------------------
                     Name:
                     Title:

                    by
                     --------------------------------
                     Name:
                     Title:

                                                                      SCHEDULE I
                                                           TO SECURITY AGREEMENT

    Subsidiary Guarantor                                Address
    --------------------                                -------
AdulTVision Communications, Inc.             c/o Playboy Enterprises, Inc.
                                             680 North Lake Shore Drive
After Dark Video, Inc.                       Chicago, IL 60611
                                             Fax: (312) 751-8000
Alta Loma Entertainment, Inc.                Attn: General Counsel
                                             Attn: Chief Financial Officer
Alta Loma Distribution, Inc.
                                             with a copy to:
Cameo Films, Inc.                            Paul, Weiss, Rifkind,
                                             Wharton & Garrison
Critics' Choice Video, Inc.                  1285 Avenue of the Americas
                                             New York, NY 10019
Impulse Productions, Inc.                    Fax: (212) 757-3990
                                             Attn: James M. Dubin
Lake Shore Press, Inc.

Lifestyle Brands, Ltd.

Mystique Films, Inc.

Playboy Club of Hollywood, Inc.

Playboy Club of New York, Inc.

Playboy Clubs International, Inc.

Playboy Enterprises, Inc. to be renamed Playboy Enterprises International, Inc.

Playboy Entertainment Group, Inc.

Playboy Gaming International, Ltd.

Playboy Gaming Nevada, Inc.

Playboy Models, Inc.

Playboy of Lyons, Inc.

Playboy of Sussex, Inc.

Playboy Preferred, Inc.

Playboy Properties, Inc.

Playboy Shows, Inc.

Precious Films, Inc.

Special Editions, Ltd.

Steelton, Inc.

Telecom International, Inc.

Women Productions, Inc.

CPV Productions, Inc.

Cyberspice, Inc.

MH Pictures, Inc.

Spice Entertainment Companies, Inc.

Spice Direct, Inc.

Spice International, Inc.

Spice Networks, Inc.

Spice Productions, Inc.

                                                                     SCHEDULE II
                                                           TO SECURITY AGREEMENT

                  U.S. COPYRIGHTS OWNED BY [NAME OR GRANTOR]

[Make a separate Schedule I for each Grantor and if no copyrights owned so state. List in numerical order by Registration No.]

                         U.S. Copyright Registrations

          Title                      Reg. No.                    Author
          -----                      --------                    ------


             Pending U.S. Copyright Applications for Registration

         Title              Author             Class          Date Filed
         -----              ------             -----          ----------


                                                                    SCHEDULE III
                                                           TO SECURITY AGREEMENT


                                   LICENSES

[Make a separate Schedule III for each Grantor, and if not a licensor/licensee in a license/sublicense so state.]


                                    PART 1

  LICENSES/SUBLICENSEES OF [NAME OF GRANTOR] AS LICENSOR ON DATE HEREOF


                                 A. Copyrights

             [List U.S. copyrights in numerical order by Reg. No.]

                                U.S. Copyrights

License Name      Date of License/     Title of
and Address         Sublicense       U.S. Copyright       Author       Reg. No.
------------      ----------------   --------------       ------       --------

                                  B. Patents

                 [List in numerical order by U.S. patent nos.
                   followed by U.S. patent application nos.]

                                 U.S. Patents

Licensee Name          Date of License/
 and Address           Sublicense                Issue Date         Patent No.
-------------          ----------------          ----------         ---------

                           U.S. Patent Applications

Licensee Name      Date of License/
and Address          Sublicense          U.S. Mark      Reg. Date      Reg. No.
-------------      ----------------      ---------      ---------      --------

                                 C. Trademarks

               [List in numerical order by U.S. trademark nos.,
                 followed by U.S. trademark application nos.]

                                U.S. Trademarks

Licensee Name      Date of License/
and Address          Sublicense          U.S. Mark      Reg. Date      Reg. No.
-------------      ----------------      ---------      ---------      --------

                          U.S. Trademark Applications

Licensee Name     Date of License/                                  Application
and Address         Sublicense         U.S. Mark     Date Filed         No.
-------------     ----------------     ---------     ----------     -----------

                                   D. Others

                                  Date of License/
License Name and Address             Sublicense             Subject Matter
------------------------          ----------------          --------------

                                    PART 2

  LICENSEES/SUBLICENSES OF [NAME OF GRANTOR] AS LICENSEE ON DATE HEREOF

                                 A. Copyrights

             [List U.S. copyrights in numerical order by Reg. No.]

                                U.S. Copyrights
                               ----------------

Licensee Name    Date of License/       Title of
 and Address        Sublicense       U.S. Copyright      Author        Reg. No.
-------------    ----------------    --------------    ----------    -----------

                                  B. Patents

                 [List in numerical order by U.S. patent nos.
                   followed by U.S. patent application nos.]

                               U.S. Patents

Licensee Name    Date of License/
 and Address        Sublicense          Issue Date    Patent No.
-------------    ----------------       ---------     ----------


                           U.S. Patent Applications

Licensee Name    Date of License/
 and Address        Sublicense          Date Filed   Application No.
-------------    ----------------       ---------    ---------------

                                 C. Trademarks

               [List in numerical order by U.S. trademark nos.,
                 followed by U.S. trademark application nos.]

                                U.S. Trademarks

Licensee Name      Date of License/
 and Address         Sublicense          U.S. Mark       Reg. Date     Reg. No.
-------------      ----------------      ---------       ---------     --------

                          U.S. Trademark Applications

Licensee Name      Date of License/                                  Application
 and Address          Sublicense          U.S. Mark     Date Filed       No.
-------------      ----------------       ---------     ----------   -----------



                                                                     SCHEDULE IV
                                                           TO SECURITY AGREEMENT

                      PATENTS OWNED BY [NAME OF GRANTOR]

[Make a separate Schedule IV for each Grantor and if no patents owned so state. List in numerical order by Patent No./Patent Application No.]

                            U.S. Patent Registrations

              Patent Numbers                               Issue Date
              --------------                               ----------


                            U.S. Patent Applications

          Patent Application No.                           Filing Date
          ----------------------                           -----------

                                                                      SCHEDULE V
                                                           TO SECURITY AGREEMENT


               TRADEMARK/TRADE NAMES OWNED BY [NAME OF GRANTOR]

                 [Make a separate Schedule V for each Grantor
               and if no trademarks/trade names owned so state.
      List in numerical order by trademark registration/application no.]

                         U.S. Trademark Registrations

 Mark                            Reg. Date                          Reg. No.
 ----                            ---------                          --------


                          U.S. Trademark Applications

 Mark                           Filing Date                   Application No.
 ----                           -----------                   ---------------


                         State Trademark Registrations
    [List in alphabetical order by State/numerical order by trademark no.]

State                Mark                Filing Date            Application No.
-----                ----                -----------            ---------------


                                  Trade Names

 Country(s) Where Used                                      Trade Names
 ---------------------                                      -----------

                                                                  Annex 1 to the
                                                              Security Agreement

                                   [Form of]
                            PERFECTION CERTIFICATE

     Reference is made to (a) the Credit Agreement dated as of February 26, 1999, (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among NEW PLAYBOY, INC., a Delaware corporation (the "Company"), PEI HOLDINGS, INC., a [Delaware] corporation and wholly owned subsidiary of the Company ("PHI"), the Lenders (as defined in Article I thereof), and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent") and as issuing bank (in such capacity, the "Issuing Bank") for the Lenders and (b) the Subsidiary Guarantee Agreement dated as of March 15, 1999 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"), among the Subsidiary Grantors and the Collateral Agent.

     The undersigned, a Financial Officer and a Legal Officer, respectively, of the Company, hereby certify to the Collateral Agent and each other Secured Party as follows:

     1. Names. (a) The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

     (b) Set forth below is each other corporate name each Grantor has had in the past five years, or currently proposes to adopt after the date hereof together with the date of the relevant change:

     (c)  Except as set forth in the recitals to the Credit Agreement or in
Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years and no Grantor currently proposes to make any such change. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

     (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

     (e)  Set forth below is the Federal Taxpayer Identification Number of each
Grantor:

     2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor             Mailing Address              County               State
-------             ---------------              ------               -----

     (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Account Rights (with each location at which chattel paper, if any, is kept being indicated by an "*"):

Grantor             Mailing Address              County               State
-------             ---------------              ------               -----

     (c) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a) or (b) above:

Grantor             Mailing Address              County               State
-------             ---------------              ------               -----

     (d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:

Grantor             Mailing Address              County               State
-------             ---------------              ------               -----

     (e) Set forth below opposite the name of each Grantor are the names and addresses of all persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor             Mailing Address              County               State
-------             ---------------              ------               -----

     3. Unusual Transactions with respect to Account Rights and Inventory. Except as set forth below, all Account Rights have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business:

     4. UCC File Search Reports. Attached hereto as Schedule 4(A) are true copies of file search reports from the Uniform Commercial Code filing offices where filings described in Section 3.19 of the Credit Agreement are to be made. Attached hereto as Schedule 4(B) is a true copy of each financing statement or other filing identified in such file search reports.

     5. Intellectual Property File Search Reports. Attached hereto as Schedule 5(A) are true copies of file search reports from the United States Patent and Trademark Office and the United States Copyright Office. Attached hereto as
Schedule 5(B) is a true copy of each filing identified in such file search reports.

     6. UCC Filings. Duly signed financing statements on Form UCC-1 in substantially the form of Schedule 6 hereto (or such other form as shall be appropriate in any jurisdiction) have been prepared for filing in the Uniform Commercial Code filing office in each jurisdiction where a Grantor has Collateral as identified in Section 2 hereof.

     7. Schedule of UCC Filings. Attached hereto as Schedule 7 is a schedule setting forth, with respect to the filings described in Section 6 above, each filing and the filing office in which such filing is to be made.

     8. Schedule of Intellectual Property Filings. Attached hereto as Schedule 8(A) is a schedule setting forth each filing to be made in the United States Patent and Trademark Office to satisfy the conditions and agreements set forth in the Credit Agreement and the Security Agreement. Attached hereto as Schedule 8(B) is a schedule setting forth each filing to be made in the United States Copyright Office.

     9. Advances. Attached hereto as Schedule 9 is a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to the Company or any Subsidiary.

     IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this 15 day of March 1999.


                           NEW PLAYBOY, INC.,


                           by

                           ---------------------------------
                           Name:
                           Title:[Financial Officer]


                           by

                           ---------------------------------
                           Name:
                           Title:[Legal Officer]

                                                                  Annex 2 to the
                                                              Security Agreement

               SUPPLEMENT NO. (this "Supplement") dated as of _____________, to the Security Agreement dated as of March 15, 1999 (the "Security Agreement"), among PLAYBOY ENTERPRISES, INC. (f/k/a New Playboy, Inc.), a Delaware corporation (the "Company"), PEI HOLDINGS, INC., a Delaware corporation and wholly owned subsidiary of the Company ("PHI"), each other subsidiary of the Company listed on Schedule I thereto (together with PHI, the "Subsidiary Grantors"; and, together with the Company, the "Grantors") and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined therein).

     A. Reference is made to (a) the Credit Agreement dated as of February 26, 1999, (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Company, PHI, the Lenders (as defined in Article I thereof), and CSFB, as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent") and as issuing bank (in such capacity, the "Issuing Bank") for the Lenders and (b) the Subsidiary Guarantee Agreement dated as of March 15, 1999 (as amended, supplemented or otherwise modified from time to time, the "Subsidiary Guarantee Agreement"), among the Subsidiary Grantors and the Collateral Agent.

     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

     C. The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.15 of the Security Agreement provides that additional Subsidiaries may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Grantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

     Accordingly, the Collateral Agent and the New Grantor agree as follows:

     SECTION 1. In accordance with Section 7.15 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as

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a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Credit Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Grantor's right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a "Grantor" in the Security Agreement shall be deemed to include the New Grantor.

     SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

     SECTION 4. The New Grantor hereby represents and warrants that Schedule I attached hereto sets forth all information as to such Grantor that would be required in order to make the Perfection Certificate true and complete if it were executed and delivered by such Grantor on and as of the date hereof.

     SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

     SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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     SECTION 8. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

     IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.


                             [Name of New Grantor],

                                by

                                --------------------------------
                                Name:
                                Title:
                                Address:


                             CREDIT SUISSE FIRST BOSTON, as
                             Collateral Agent,

                                by

                                --------------------------------
                                Name:
                                Title:


                                by

                                --------------------------------
                                Name:
                                Title: